SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                -----------------

                         DWS Massachusetts Tax Free Fund


The following replaces the disclosure in the "Portfolio management" section of the fund's prospectuses: The following people handle the day-to-day management of the fund:

  Philip G. Condon                         Rebecca L. Flinn
  Managing Director of Deutsche Asset      Director of Deutsche Asset
  Management and Co-Lead Portfolio         Management and Co-Lead Portfolio
  Manager of the fund.                     Manager of the fund.
   o Head of US Retail Fixed Income         o Joined Deutsche Asset Management
     Funds.                                   in 1986 and the fund in 1999.
   o Joined Deutsche Asset Management       o Over 23 years of investment
     in 1983 and the fund in 1989.            industry experience.
   o Over 33 years of investment            o BA, University of Redlands,
     industry experience.                     California.
   o BA and MBA, University of
     Massachusetts at Amherst.




               Please Retain This Supplement for Future Reference.




January 6, 2010                                           [DWS INVESTMENTS LOGO]
DMATF-3601                                                   Deutsche Bank Group